___________________________________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Fonix Corporation

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

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Fonix Corporation
387 South 520 West, Suite 110
Lindon, Utah  84042
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD TUESDAY, DECEMBER 2, 2008

To the Shareholders:

Notice is hereby given that the Annual Meeting of the Shareholders of Fonix Corporation (the ”Company") will be held at the Hilton Hotel, 255 South West Temple, Saloon 3 Salt Lake City, UT 84101 [SAME LOCATION?], on Tuesday, December 2, 2008, at 10:00 a.m., M.S.T., for the following purposes, which are discussed in the following pages and which are made part of this Notice:

1.	To elect one director, each to serve until the next annual meeting of shareholders and until his or her successor is elected and shall qualify;
2.	To approve the Board of Directors' selection of Hansen, Barnett & Maxwell as the Company's independent public accountants for the fiscal year ending December 31, 2008;
3.
To consider and act upon a proposed amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s Class A common stock at any one of the following ratios: 1-for-1,000 1-for-2,500, 1-for-5,000, or 1-for-7,500, as the Board shall later determine; and

4.	To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

The Company's Board of Directors has fixed the close of business on Friday, October 10, 2008, as the Record Date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof.  A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 387 South 520 West, Suite 110, Lindon, Utah, 84042, during the ten business days prior to the meeting.

This year, we will be using the new “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this new process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about October 23, 2008, we will mail to many of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and the Form 10-K and vote electronically via the Internet. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy.  Your vote is important.  Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting.  The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting.  The return envelope requires no postage if mailed in the United States.  If mailed elsewhere, foreign postage must be affixed.  Your proxy is revocable at any time before the meeting.

Salt Lake City, Utah	By Order of the Board of Directors,
October 16, 2008
/s/ Roger D. Dudley
Roger D. Dudley,
Chairman of the Board and Chief Executive Officer

Fonix Corporation
387 South 520 West, Suite 110
Lindon, Utah  84042
(801) 553-6600
____________________________________

PROXY STATEMENT
_____________________________________

ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited by the Board of Directors of Fonix Corporation ("Fonix" or the "Company") for use in voting at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Hilton Hotel, 255 South West Temple, Saloon 3 Salt Lake City, UT 84101, on Tuesday, December 2, 2008, at 10:00 a.m., M.S.T., and at any postponement or adjournment thereof, for the purposes set forth in the attached notice.  When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy.  If a signed proxy is returned but no specific instructions are given, the shares will be voted (i) FOR the nominee for director set forth herein; and (ii) FOR approval of Hansen, Barnett & Maxwell as the Company’s independent public accountants for the fiscal year ending December 31, 2008; and (iii) FOR approval of a proposed amendment to the Company’s certificate of incorporation that would effect a reverse stock split of the Company’s Class A common stock at any one of the following ratios: 1-for-1,000 1-for-2,500, 1-for-5,000, or 1-for-7,500, as the Board shall later determine ; and (iv) in the discretion of the Proxies with respect to any matter that is properly brought before the meeting.  A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company’s Secretary prior to the Annual Meeting or by giving a later dated proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on December 2, 2008:

This proxy statement and the Company’s 2007 Annual Report to Shareholders are available for viewing, printing and downloading at www.proxyvote.com, using the information provided on the form of Notice provided.

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission (“SEC”), will be furnished without charge to any stockholder upon written request to Fonix Corporation, 387 South 520 West, Suite 110, Lindon, Utah  84042, ATTN: Investor Relations.  This proxy statement and the Company’s 2007 Annual Report on Form 10-K for the fiscal year ended December 31, 2007, are also available on the SEC’s website at www.sec.gov.

GENERAL INFORMATION – QUESTIONS AND ANSWERS

What is a proxy?

        A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated Roger D. Dudley, our President and Chief Executive Officer, as proxy for the meeting. By completing, signing and returning the accompanying proxy card, you are authorizing Mr. Dudley to vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card before the meeting date just in case your plans change. You may vote at the meeting even if you have previously returned a proxy.

What is a proxy statement?

        A proxy statement is a document that regulations of the Securities and Exchange Commission, or SEC, require us to give you when we ask you to sign a proxy card designating Mr. Dudley as proxy to vote on your behalf.

What is in this proxy statement?

        This proxy statement describes the proposals on which we would like you, as a stockholder, to vote at the annual meeting. It also gives you information on the proposals, as well as other information about us, so that you can make an informed decision.

What am I voting on?

        We are asking you to vote on the following proposals:

•To elect one director to hold office until our next annual stockholders meeting;
•To ratify the selection by the Board of Directors of Hansen Barnett & Maxwell P.C. as our independent auditors for 2008
•To approve a reverse stock split of our Class A common stock at any one of the following ratios: 1-for-1,000 1-for-2,500, 1-for-5,000, or 1-for-7,500, as the Board shall later determine; and
•To transact such other business as may properly come before the meeting.

        The section appearing later in this proxy statement entitled "Summary of Proposals to Be Voted On" will give you more information on these proposals.

Who can vote at the annual meeting?

Only holders of our Common Stock of record at the close of business on October 10, 2008, which is the Record Date, are entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement of the annual meeting. Each share is entitled to one vote on each of the proposals to be voted on at the annual meeting. There were approximately 14,963,757,642 shares of our Common Stock outstanding on the Record Date.

As of the Record Date, there were also issued and outstanding 632 shares of our Series O 9% Convertible Preferred Stock (the “Series O Preferred Stock”).  As discussed in more detail below, pursuant to the terms of the Certificate of Designation of Rights and Preferences of the Series O Preferred Stock, the holders of the Series O Preferred Stock have special voting rights relating to the proposed reverse stock split.  Solely with respect to the proposed reverse stock split, each share of Series O Preferred Stock is entitled to the number of votes equal to (i) the largest number of full shares of common stock into which all shares of Series O Preferred Stock held by such holder could be converted at the record date for the determination of the stockholders entitled to vote on such matter,  multiplied (ii) by 5.  As of the Record Date, the outstanding shares of Series O Preferred Stock represented the right to approximately 39,500,000,000 votes on the issue of the proposed reverse stock split, based on a market price on the Record Date of $0.0001, as described in more detail below.  The holders of the Series O Preferred Stock have indicated that they intend to exercise their special voting rights and vote in favor of the proposed reverse stock split, which represented approximately 263% of the total issued and outstanding shares of our common stock as of the record date, making it likely that the proposed reverse stock split will receive sufficient votes for approval.  Nevertheless, the holders of the Series O Preferred Stock have not made any formal commitment, and therefore are not bound, to vote in favor of the proposed reverse stock split.

What is the difference between a stockholder of record and a stockholder who holds stock in street name?

•If your shares are registered in your name, you are a stockholder of record.
•If your shares are in the name of your broker or bank, your shares are held in street name.

What different methods can I use to vote?

You may vote by mail.    You do this by completing and signing your proxy card and mailing it to Broadridge Financial Solutions, Inc., using the prepaid and addressed envelope included with this proxy statement. If you mark your voting instructions on the proxy card, your shares will be voted:

•as you instruct, and
•at the discretion of Mr. Dudley, if a proposal properly comes up for a vote at the meeting that is not on the proxy card.

You may vote by internet.  If you have Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. If you vote on the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

You may vote by telephone.  You can also vote by telephone by following the instructions provided on the Internet voting site, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

For your voting instructions to be effective, your proxy card must be received no later than the close of business on December 1, 2008.

You may vote in person at the meeting.    We will pass out written ballots to stockholders of record who want to vote in person at the meeting. However, if you hold your shares in street name, you must request a proxy from the person in whose name your shares are held, usually your stockbroker, to vote at the meeting.

If you hold your shares through a bank, broker or other holder of record, check the information provided by that entity to determine which voting options are available to you.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete, sign and return all proxy cards to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.

What if I change my mind after I return my proxy card?

You may revoke your proxy card and change your vote by signing another proxy card with a later date and returning it before the polls close at the meeting, or voting in person at the meeting.  Even if you voted by telephone or on the Internet or if you requested paper proxy materials and signed the proxy card or voting instruction card in the form accompanying this proxy statement, you retain the power to revoke your proxy or change your vote.  You may change your vote by a later-dated vote by telephone or on the Internet or timely delivery of a valid, later-dated proxy or by voting by ballot at the Annual Meeting. However, please note that if you would like to vote at the Annual Meeting and you are not the stockholder of record, you must request, complete and deliver a legal proxy from your broker, bank or nominee.  Additionally, if you hold your shares in street name, you must request a proxy from the person in whose name your shares are held, usually your stockbroker, to vote at the meeting.

Will my shares be voted if I do not return my proxy card?

        If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

        Brokerage firms have authority under rules governing brokers and dealers to vote customers' unvoted shares on some "routine" matters. If you do not give instructions to your broker, your broker can vote your shares with respect to routine matters. Under these rules, proposals 1 and 2 described later under "Summary of Proposals to Be Voted On" are considered routine matters. On non-routine matters for which you do not give your broker instruction, the shares will be treated as broker non-votes.

        If you do not return a proxy card to vote your shares, your brokerage firm may either:

•vote your shares on routine matters, or
•leave your shares unvoted.

        We encourage you to provide instructions to your brokerage firm by returning your proxy card. This ensures that your shares will be voted at the meeting.

How many shares must be present to hold the meeting?

        To hold the annual meeting and conduct business, a majority of the Company's outstanding shares as of the Record Date must be present at the meeting. This is called a quorum.

        Shares are counted as present at the meeting if the stockholder either:

•is present and votes in person at the meeting, or
•has properly submitted a proxy.

        Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting.

What are my voting choices when voting for director nominees, and what vote is needed to elect directors?

        In the vote to elect the one director nominee to hold office until our next annual stockholders meeting, you may:

•vote in favor of the nominee,
•vote to withhold votes as to the nominee.

What are my voting choices when voting on the proposal to approve the reverse stock split, and what vote is needed to approve this proposal?

        In the vote to approve the proposed reverse stock split, you may:

•vote in favor of the reverse stock split,
•vote against adoption of the reverse stock split, or
•abstain from voting on this proposal.

        The proposal to effectuate the reverse stock split as described in the Proxy Statement will be approved if a majority of the shares present at the meeting, in person or by proxy and entitled to vote on the matter, vote for approval.

What are my voting choices when voting on the proposal to ratify the selection by the Board of Directors of Hansen Barnett & Maxwell P.C. as the Company's independent auditors for 2008, and what vote is needed to approve this proposal?

        In the vote on the ratification of the selection by the Board of Directors of Hansen Barnett & Maxwell P.C. as our independent auditors for 2008, you may:

•vote in favor of the ratification,
•vote against the ratification, or
•abstain from voting on the ratification.

        The proposal to ratify the selection of Hansen Barnett & Maxwell P.C. as our independent auditors for 2008 will be approved if holders of a majority of the shares present at the meeting, in person or by proxy and entitled to vote on the matter, vote for approval. The Company’s Board of Directors or an Audit Committee of the Board may, in their discretion, appoint different independent auditors for 2008 at any time if they determine that doing so would be in the best interest of the Company and its stockholders.

How are withheld votes, abstentions and broker non-votes counted?

        If you withhold your vote from any one or more of the director nominees, your shares will not be counted as casting votes for such nominees. If you abstain from voting on any of the other proposals, it will have the same effect as a vote "against" the proposal. Broker non-votes have no effect and will not be counted toward the vote total for any proposal.

What if I return my proxy without providing any voting instructions?

        If you give your proxy without voting instructions, your shares will be counted as a vote for each director nominee and for each of the proposals described above.

Is my vote kept confidential?

        Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

Where do I find the voting results of the meeting?

        We will announce preliminary voting results at the meeting. We will publish the final results in our annual report on Form 10-K for the year ending December 31, 2008, or earlier in a Form 8-K or 10-Q.  You may obtain a copy of the 10-K, 10-Q, or 8-K report by contacting our Investor Relations, c/o Michelle Aamodt, at Fonix Corporation, 387 South 520 West, Suite 110, Lindon, Utah  84042 (801-553-6600) or at an SEC public reference room.

        You can also get a copy of the 10-K or 8-K report that will contain the voting results on the Internet at www.fonix.com or through the SEC's electronic data system called EDGAR at www.sec.gov.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a paper copy of proxy materials?

The United States Securities and Exchange Commission (the “SEC”) recently approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our 2007 Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. Any request to receive proxy materials by mail or email will remain in effect until you revoke it.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the meeting.

How do I receive an annual report?

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, is available at www.proxyvote.com (by using the 12-digit control number provided to you), as well as on our web site at www.fonix.com and on the SEC's web site at www.sec.gov. Copies of exhibits to the Annual Report will be made available for a reasonable charge upon written request to Investor Relations, c/o Michelle Aamodt, Fonix Corporation, 387 South 520 West, Suite 110, Lindon, Utah  84042.

Do we have a policy about directors' attendance at the annual meeting?

        We do not have a policy regarding attendance of directors at our Annual Meetings of Stockholders. At our last meeting, all of the directors then serving on the Board of Directors were in attendance.

PROPOSAL 1 -- ELECTION OF DIRECTORS

The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no fewer than one.  Presently, the Company's Board of Directors consists of one member, who is a nominee for reelection at the Annual Meeting.

Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified.  Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

ROGER D. DUDLEY, 56, is a co-founder of the Company and has served as an executive officer and member of the Company's board of directors since June 1994.  Mr. Dudley currently serves as the Company’s Chairman, Chief Executive Officer, and Chief Financial Officer.  After several years at IBM in marketing and sales, he began his career in the investment banking industry.  He has extensive experience in corporate finance, equity and debt private placements and asset management.

Mr. Dudley is a nominee for election to the Company's Board of Directors.  None of the executive officers, directors or nominees of the Company is related to any other officer, director or nominee of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE.
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PROPOSAL NO. 2

APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company has selected the certified public accounting firm of Hansen, Barnett & Maxwell, P.C. (“HBM”), as the independent public accountants for the Company for the fiscal year ending December 31, 2008.  At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of HBM as the Company's independent public accountant for the 2008 fiscal year.

Information on Fees Paid to Hansen Barnett & Maxwell

Audit Fees

The aggregate fees billed for the fiscal years ended December 31, 2007 and 2006, for professional services rendered by Hansen Barnett & Maxwell P.C., for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2007 and 2006 were $59,000 and $97,000, respectively.

Audit-Related Fees

The aggregate fees billed for the fiscal year ended December 31, 2007 and 2006 for assurance and related services by Hansen Barnett & Maxwell P.C., that are reasonably related to the performance of the audit or review of the registrant's financial statements for fiscal year 2007 and 2006 were $0 and $19,000, respectively.

Tax Fees

The aggregate fees billed for each of the fiscal years ended December 31, 2007 and 2006, for professional services rendered by Hansen Barnett & Maxwell P.C. for tax compliance, tax advice, and tax planning, for those fiscal years were $1,000 and $1,000, respectively.  Services provided included preparation of federal and state income tax returns.

All Other Fees

The aggregate fees billed in each of the fiscal years ended December 31, 2007 and 2006, for products and services provided by Hansen Barnett & Maxwell P.C. other than those services reported above, for those fiscal years were $10,000 and $0.  The other fees billed in 2007 related to Hansen Barnett & Maxwell’s participation in an audit of the Company’s 401K plan.  This participation was approved by the Board of Directors prior to commencement.  Hansen Barnett & Maxwell P.C. made no management decisions.

Audit Committee Policies And Procedures

Not applicable.

Attendance at Annual Meeting

Representatives of HBM are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.
______________________________________________
PROPOSAL NO. 3

PROPOSED AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT ANY ONE OF THE FOLLOWING RATIOS: 1-FOR-1,000 1-FOR-2,500, 1-FOR-5,000, OR 1-FOR-7,500, AS THE BOARD MAY DETERMINE.

The Board of Directors has determined that it is in the Company’s best interest to amend the Company’s Certificate of Incorporation, as amended to date (the “Reverse Split Amendment”) to effectuate a reverse stock split (the “Reverse Stock Split”) of the Company’s Class A common stock at any one of the following ratios: 1-for-1,000 1-for-2,500, 1-for-5,000, or 1-for-7,500, as the Board shall later determine.  The Board of Directors recommends the amendment to the Company’s Certificate of Incorporation to effectuate the Reverse Stock Split for approval by the Shareholders of the Company.  If the stockholders approve Proposal No. 3, the Board will have the authority, in its sole discretion, to file the Reverse Split Amendment and to determine the ratio of the reverse stock split from among the three proposed ratios.

As discussed below, if the Shareholders of the Company as of the Record Date approve the amendment to the Company’s Certificate of Incorporation to effectuate the Reverse Stock Split, and the Board of Directors determines that the Reverse Stock Split continues to be in the best interest of the Company, the Board of Directors will file with the Delaware Secretary of State the Certificate of Amendment to the Company’s Certificate of Incorporation, substantially in the form set forth in Appendix 1 to this Proxy Statement, at which time the Reverse Stock Split will take effect.

General

As of the Record Date, there were 14,963,757,642 shares of the Company's Class A Common Stock (the "Common Stock") were issued, including shares held as collateral under escrow agreements, and the per share price of the Common Stock on the Record Date was $0.0001.   In order to reduce the number of shares of Common Stock outstanding, the Board of Directors has unanimously adopted a resolution seeking stockholder approval to grant the Board of Directors authority to amend the Company's Amended and Restated Certificate of Incorporation to effect a reverse split of the Common Stock (the “Reverse Stock Split”), at any one of the following ratios: 1-for-1,000 1-for-2,500, 1-for-5,000, or 1-for-7,500, as the Board shall later determine.

If our stockholders approve the Reverse Stock Split proposal and the Board of Directors decides to implement the Reverse Stock Split, the Company will file a Certificate of Amendment of the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware (as described below), not sooner than ten days and not more than twenty days following the approval by shareholders of the Reverse Stock Split, which will effect a reverse split of the shares of the Common Stock then issued and outstanding at one of the three ratios set forth above, determined in the discretion of the Board of Directors.  The Reverse Stock Split, if implemented, would not change the number of authorized shares of Common Stock, any series of preferred stock or the par value of the foregoing.  Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of Common Stock outstanding immediately prior to the reverse stock split as such stockholder did immediately prior to the split.

The effect of the Reverse Stock Split would be to reduce the number of shares of our issued and outstanding common stock for the general purpose of better positioning our capitalization for the future, as further described below. The ratio selected by the board, if any, will depend upon various factors, including our existing and future marketability, the liquidity of our common stock and consideration of the purposes, risks, benefits and effects of the Reverse Stock Split described below. In light of the volatility of our stock price, changing conditions in the capital markets, the extended time frame in which the Reverse Stock Split decision may be made and other factors relevant to the timing and extent of the Reverse Stock Split, the board believes that stockholder approval of a selection of reverse split ratios is in the best interests of the company and its stockholders.

The following discussion of the proposed amendment to the Company's certificate of incorporation and the Reverse Stock Split is qualified by reference to the text of the Certificate of Amendment.  The Board of Directors encourages you to read the form of the Certificate of Amendment relating to the Reverse Stock Split attached to this proxy statement as Exhibit 1 in its entirety.

Purpose

The Company requires additional financing, and we intend to pursue private placements of equity and convertible debt securities as we have historically done.  The Reverse Stock Split will combine the Company's issued and outstanding shares of Class A common stock, so it is anticipated that the principal effect of the Reverse Stock Split will be to significantly increase the market price per share of the Class A common stock after giving effect to the Reverse Stock Split, as compared with the market price per share of the Class A common stock outstanding before giving effect to the Reverse Stock Split.  The Company believes that a significant increase in the price per share of the Class A common stock will facilitate future financing.  However, even if the Reverse Stock Split is effected, the completion of such financing may also subject to a number of other conditions and uncertainties beyond the Company's control, including economic and market conditions. The Company, therefore, cannot provide you with any assurance regarding the Company's ability to complete future financing, or if completed, the terms of such future financing, the timing of such financing or the gross proceeds that the Company could receive from such financing.

In addition to better positioning the Company for future capitalization, management believes that the Reverse Stock Split may make other corporate opportunities, including potential mergers with or acquisitions of businesses or other related avenues of strategic growth more available to the Company.  Other than the Share Exchange Agreement with G-Soft as previously announced, as of the date of this Proxy Statement, the Company had no plans for acquisitions or other business combinations, although the Company continues to be open to potential opportunities for the Company.

Management believes that the current low price per share at which the Company's Class A common stock is trading reduces the marketability of the Class A common stock because certain brokerage firms are reluctant to recommend low-priced stock to their clients.  Investors may view low-priced stock as unattractive, more risky or more volatile than alternative investments.  In addition, certain brokerage houses have policies and practices that discourage individual brokers within those firms from dealing in lower priced stocks.  These policies and practices pertain, among other things, to payment of brokerage commissions and to time-consuming procedures that function to cause lower priced stocks to be less attractive to brokers from an economic point of view.  In addition, because brokerage commissions on lower priced stocks represent a higher percentage of the stock price than commissions on higher priced stocks, the current price per share of the Class A common stock may result in individual stockholders paying higher per share transaction costs.  Management also believes that the Reverse Stock Split will enhance the Company's flexibility in the future for financing and capitalization needs.

Although the Company believes that the Reverse Stock Split is likely to increase the market price per share of the Company's Class A common stock and enhance its marketability, the Company cannot assure you that the Reverse Stock Split will have any of the desired effects.

As of the Record Date, the Company had several series of convertible preferred stock as well as convertible debt instruments (collectively, the “Convertible Securities”).  Most of the Convertible Securities have a variable conversion price that is based, at least in part, on the market price of our Class A common stock.  A summary of our obligations under each of the Convertible Securities is as follows:

Series A Preferred Stock

The Series A Preferred Stock converts at a ratio of one share of Class A common stock for each share of Series A Preferred Stock.  As of August 14, 2008, there were 166,667 shares of Series A Convertible Preferred Stock outstanding, convertible into 166,667 shares of our Class A common stock.

Series L Preferred Stock

The Series L Preferred Stock is convertible into common stock of the Company at the option of the holder by using a conversion price equal to 80% of the average of the two lowest closing bid prices for the twenty-day trading period prior to the conversion date.  As of August 14, 2008, there were 1,510 shares of Series L Preferred Stock outstanding.  Using a hypothetical conversion price of $0.0002 as of August 14, 2008, the outstanding Series L Preferred Stock would convert into 75,518,500,000 shares of our Class A common stock.  Additionally, if we were to issue shares of Class A common stock to pay the accrued dividends on the Series L Preferred Stock, as of August 14, 2008, using the same hypothetical conversion price above, we would issue 14,481,275,000 shares.  Nevertheless, under the terms of the Series L Preferred Stock, no holder of Series L can convert an amount of Series L Convertible Preferred Stock such that the issuance of shares of our common stock would cause that holder to own more than 4.999% of our then-issued and outstanding common stock.

Series M Preferred Stock

The Series M Preferred Stock may be converted into common stock of the Company at the option of the holder by using a conversion price which shall be the lower of (i) 80% of the average of the two lowest closing bid prices for the twenty-day trading period prior to the conversion date, or (ii) $0.004.  As of August 14, 2008, there were 150 shares of Series M Preferred Stock outstanding.  Using a hypothetical conversion price of $0.0002 as of August 14, 2008, the outstanding Series M Preferred Stock would convert into 7,500,000,000 shares of our Class A common stock.  Additionally, if we were to issue shares of Class A common stock to pay the accrued dividends on the Series M Preferred Stock, as of August 14, 2008, using the same hypothetical conversion price above, we would issue 935,625,000 shares.  Nevertheless, under the terms of the Series M Preferred Stock, no holder of Series M can convert an amount of Series M Convertible Preferred Stock such that the issuance of shares of our common stock would cause that holder to own more than 4.999% of our then-issued and outstanding common stock.

Series N Preferred Stock

The Series N Preferred Stock is convertible into common stock of the Company at the option of the holder by using a conversion price equal to 80% of the average of the two lowest closing bid prices for the twenty-day trading period prior to the conversion date.  As of August 14, 2008, there were 1,755 shares of Series N Preferred Stock outstanding.  Using a hypothetical conversion price of $0.0002 as of August 14, 2008, the outstanding Series N Preferred Stock would convert into 8,774,250,000 shares of our Class A common stock.  Additionally, if we were to issue shares of Class A common stock to pay the accrued dividends on the Series N Preferred Stock, as of August 14, 2008, using the same hypothetical conversion price above, we would issue 595,664,550 shares.  Nevertheless, under the terms of the Series N Preferred Stock, no holder of Series N can convert an amount of Series N Convertible Preferred Stock such that the issuance of shares of our common stock would cause that holder to own more than 4.999% of our then-issued and outstanding common stock.

Series O Preferred Stock

The Series O Preferred Stock is convertible into common stock of the Company at the option of the holder by using a conversion price equal to 80% of the average of the two lowest closing bid prices for the twenty-day trading period prior to the conversion date.  As of the August 14, 2008, there were 515.5 shares of Series O Preferred Stock outstanding.  Using a hypothetical conversion price of $0.0002 as of August 14, 2008, the outstanding Series O Preferred Stock would convert into 2,577,500,000 shares of our Class A common stock.  Additionally, if we were to issue shares of Class A common stock to pay the accrued dividends on the Series O Preferred Stock, as of August 14, 2008, using the same hypothetical conversion price above, we would issue 82,430,000 shares of Class A common stock.  Nevertheless, under the terms of the Series O Preferred Stock, no holder of Series O can convert an amount of Series O Convertible Preferred Stock such that the issuance of shares of our common stock would cause that holder to own more than 4.999% of our then-issued and outstanding common stock.  Please note: In our quarterly report for the quarter ending June 30, 2008, we reported that the number of shares of Series O Preferred Stock outstanding was 43.  The number should have been 430.  The correct value was reflected in the financials and disclosures; the number of shares outstanding was a typographical error.

Fonix Speech, Inc. Series B Convertible Preferred Stock

On April 4, 2007, the Company entered into a Securities Purchase Agreement by and among the Company, Fonix Speech, Inc. (“FSI”), and Sovereign Partners, LP (“Sovereign”).  FSI is a wholly owned subsidiary of the Company.  Pursuant to the FSI purchase agreement, FSI sold 125 shares of its Series B 9% Convertible Preferred Stock (the “Series B Preferred Stock”) at a per share price of $10,000 to Sovereign, for gross proceeds of $1,250,000.  The shares of Series B Preferred Stock are convertible into shares of the Company’s Class A common stock.  The Series B Preferred Stock may be converted into common stock of the Company at the option of the holder by using a conversion price which shall be the lower of (i) 80% of the average of the two lowest closing bid prices for the twenty-day trading period prior to the conversion date, or (ii) $0.004.  The Series B Preferred Stock entitles Sovereign or its assignees to receive dividends in an amount equal to 9% of the then-outstanding balance of shares of Series B Preferred Stock.  The dividends are payable in cash or shares of the Company's Class A common stock, at the Company's option.

As of August 14, 2008, there were 125 shares of Series B Preferred Stock convertible preferred stock outstanding.  Using a hypothetical conversion price of $0.0002 as of August 14, 2008, the outstanding FSI Series B Preferred Stock would convert into 6,250,000,000 shares of our Class A common stock.  Additionally, if we were to issue shares of Class A common stock to pay the accrued dividends on the FSI Series B Preferred Stock, as of August 14, 2008, using the same hypothetical conversion price above, we would issue 781,250,000 shares of Class A common stock.  Nevertheless, under the terms of the FSI Series B Preferred Stock, no holder of Series B can convert an amount of Series B Convertible Preferred Stock such that the issuance of shares of our common stock would cause that holder to own more than 4.999% of our then-issued and outstanding common stock.

Series E Convertible Debentures

On December 7, 2006, the Company entered into a Securities Purchase Agreement, dated as of December 1, 2006 (the “Agreement”), with two entities (the “Debenture Holders”) relating to the purchase and sale of a Series E 9% Secured Subordinated Convertible Debenture (the “Debenture”) in the aggregate principal amount of $1,657,797.

The Debenture is convertible into shares of the Company’s Class A common stock.  The number of shares issuable is determined by dividing the amount of the Debenture being converted by the conversion price, which is the average of the two lowest per share market values for the twenty trading days immediately preceding the conversion date multiplied by 70%.  As of August 14, 2008, the outstanding principal and interest balance was $2,025,089. Using a hypothetical conversion price of $0.0002 as of August 14, 2008, the outstanding amounts under the Series E Debentures would convert into 10,125,445,000  shares of our Class A common stock.  Nevertheless, the Debenture Holders agreed not to convert the Debenture to the extent that such conversion would cause either Debenture Holder to beneficially own in excess of 4.999% of the then-outstanding shares of Class A common stock of the Company except in the case of a merger by the Company or other organic change.

Convertible Related Party Note

As disclosed in our publicly filed reports, during 2002, two of our executive officers (the “Lenders”) sold shares of our Class A common stock owned by them and advanced the resulting proceeds amounting to $333,000 to us under the terms of a revolving line of credit and related promissory note.  The funds were advanced for use in our operations.  The advances bear interest at 12 percent per annum, which interest is payable on a semi-annual basis.  The entire principal, along with unpaid accrued interest and any other unpaid charges or related fees, were originally due and payable on June 10, 2003.  Fonix and the Lenders have agreed to postpone the maturity date on several occasions.  The note was due September 30, 2006, and no default had been declared.  As of November 15, 2007, we had not made payment against the outstanding balance due on the note. All or part of the outstanding balance and unpaid interest may be converted at the option of the Lenders into shares of Class A common stock of Fonix at any time.  The conversion price was the average closing bid price of the shares at the time of the advances.  To the extent the market price of our shares is below the conversion price at the time of conversion, the Lenders are entitled to receive additional shares equal to the gross dollar value received from the original sale of the shares.

In October 2002, the Lenders pledged 30,866 shares of our Class A common stock to Queen, LLC ( the “Equity Line Investor”), in connection with an advance of $183,000 to us under the Third Equity Line.  The Equity Line Investor subsequently sold the pledged shares and applied $82,000 of the proceeds as a reduction of the advance.  The value of the pledged shares of $82,000 was treated as an additional advance from the Lenders.

During the year ended December 31, 2005, the Company received an additional advance of $50,000 against the promissory note.  The balance due at December 31, 2005 was $486,000.  During the year ended December 31, 2006, the Company received additional advances and other consideration from the Lenders in the aggregate amount of $419,000 and made principal payments to the Lenders against the note of $105,000.  During the year ended December 31, 2007, the Company received additional advances of $102,000.  During the quarter ended March 31, 2008, the Company received additional advances of $59,000.  The balance due at August 14, 2008, was $961,000.

The balance due of $961,000 is secured by the Company’s intellectual property rights and common stock of Fonix Speech.  As of August 14, 2008, the Lenders had not converted any of the outstanding balance into common stock.  However, as of August 14, 2008, the Lenders converted $93,000 of accrued interest into 554,099,915 shares of common stock for the benefit of one of the Lenders, Thomas A. Murdock, a former officer and director of the Company.

Using a hypothetical conversion price of $0.0002 as of August 14, 2008, the note would convert into 5,384,210,000 shares of our Class A common stock.

Options and Warrants

As of August 14, 2008, we had options outstanding to purchase 198,075 shares of our Class A common stock.  Additionally, we had outstanding warrants to purchase 15,000 shares of our Class A common stock.

Accordingly, under the terms of all of the Convertible Securities listed above, in light of the conversion prices and as of August 14, 2008, we had obligations to issue 133,186,049,292 shares of our Class A common stock.

Other than as discussed above, the Company currently has no plans, proposals, or arrangements to issue any of its shares of Class A common stock following the Reverse Stock Split.  However, while the Company anticipates that revenues will increase during the next 12 months, the Company must raise additional funds to be able to satisfy its cash requirements. Research and development, corporate operations and marketing expenses will continue to require additional capital.  Because the Company presently has only limited revenue from operations, the Company intends to continue to rely primarily on financing through the sale of our equity and debt securities to satisfy future capital requirements until such time as existing third-party licensing, collaboration or co-marketing arrangements generate substantially greater revenues and the Company is are able to enter into additional third-party licensing, collaboration or co-marketing arrangements which generate revenues such that the Company will be able to finance ongoing operations from license, royalty, product, and services revenues.  Nevertheless, the Company has no plans, proposals, or arrangements relating to the issuance by the Company of its equity securities other than as discussed herein.

For the reasons set forth above, the Company's Board of Directors believes that the Reverse Stock Split is in the Company's best interests and in the Company's stockholders' best interests.  However, we cannot assure you that the Reverse Stock Split will have the desired consequences.  The Company anticipates that, following consummation of the Reverse Stock Split, the Company's Class A common stock will trade at a price per share that is significantly higher than the current market price per share of the Company's Class A common stock.  Nevertheless, there can be no assurance that the market price of the Company’s Class A common stock will trade at a significantly higher price, or that any higher price achieved as a result of the Reverse Stock Split will be maintained.

Additionally, there can be no assurance that the total market capitalization of the Company's Class A common stock after the proposed Reverse Stock Split will be equal to the total market capitalization before the proposed Reverse Stock Split or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.  In many cases, the total market capitalization of a company following a reverse stock split is lower, and may be substantially lower, than the total market capitalization before the reverse stock split.

If the shareholders of the Company approve the Reverse Stock Split at the Special Meeting of Shareholders, no further action on the part of stockholders will be required to implement the Reverse Stock Split.    The Board of Directors will determine which of the three ratios listed above is in the best interest of the Company and its shareholders, and will file with the State of Delaware the Articles of Amendment to effectuate the Reverse Split and the chosen ratio.  The Board of Directors reserves its right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that the split is no longer in the best interests of the Company and its stockholders.

Certain Risks Associated With the Reverse Stock Split

There can be no assurance that the total market capitalization of the Common Stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the Common Stock  following the reverse stock split will either exceed or remain higher than the current per share market price.

There can be no assurance that the market price per new share of the Common Stock (the "New Shares") after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of the Common Stock (the "Old Shares") outstanding before the reverse stock split.  For example, based on the market price of the Common Stock on  August 14, 2008, of $0.0002 per share, if the Company’s shareholders approve the Reverse Stock Split, there can be no assurance that the post-split market price of the Common Stock would be correspondingly higher.

Accordingly, the total market capitalization of the Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of the Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.  In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

There can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers.

While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers.

There can be no assurance that the reverse stock split will result in a per share price that will increase the Company's ability to attract and retain employees and other service providers.

While the Board of Directors believes that a higher stock price may help the Company attract and retain employees and other service providers who are less likely to work for a company with a low stock price, there can be no assurance that the reverse stock split will result in a per share price that will increase the Company's ability to attract and retain employees and other service providers.

A decline in the market price for the Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Common Stock could be adversely affected following a reverse stock split.

The market price of the Common Stock will also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding.  If the reverse stock split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of a reverse stock split.  In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split.  Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Holders of Fonix Class A common stock are subject to the risk of additional and substantial dilution to their interests if the Board of Directors adopts the Reverse Stock Split.

The following table sets forth the approximate number of shares that will be authorized for issuance, issued and outstanding, authorized and reserved for issuance, and authorized but unissued as a result of the adoption of the Reverse Stock Split if the Reverse Stock Split is approved by the shareholders and subsequently implemented by the Board of Directors.  The table below does not take into effect the additional New Shares that will be issued to holders of fractional shares, discussed more fully below.

	Shares Authorized for Issuance	Shares Issued and Outstanding as of the Record Date	Shares Reserved for Issuance	Shares Authorized but Unissued and Unreserved
Prior to Reverse Stock Split	20,000,000,000	14,963,757,642	379,742	14,964,137,384
1 for 1,000 Reverse Split (1)	20,000,000,000	14,963,758	380	14,964,137
1 for 2,500 Reverse Split (1)	20,000,000,000	5,985,503	152	5,985,655
1 for 5,000 Reverse Split (1)	20,000,000,000	2,992,752	76	2,992,827
1 for 7,500 Reverse Split (1)	20,000,000,000	1,995,168	51	1,995,218

(1)        The number of shares issued and outstanding following any of the ratios of reverse stock split can only be estimated, due to rounding which must occur for shareholders who hold a number of shares that is not divisble evenly by the reverse split ratio.  For example, if a shareholder holds fewer than 1,000 shares, and the Board of Directors elects to effectuate a one-for-1,000 shares reverse split, the shareholder would receive one new share, rather than a fractional share.  As discussed below, no fractional shares will be issued, and the number of shares issued will be rounded up to the next whole share.  As such, the total number of shares issued and outstanding cannot be determined exactly until all shareholders have tendered their old shares and have received new, post-reverse-split shares, pursuant to the procedure outlined below.

The Reverse Stock Split will not reduce the number of shares authorized for issuance.  As such, issuance by the Company of additional shares which remain authorized for issuance will have a dilutive effect on the ownership of current shareholders.

Our issuances of shares following the Reverse Stock Split likely will result in overall dilution to market value and relative voting power of previously issued common stock, which could result in substantial dilution to the value of shares held by shareholders prior to implementation of the Reverse Stock Split.

The issuance by the Company of Class A common stock following the Reverse Stock Split in capital raising transactions may result in substantial dilution to the equity interests of holders of Fonix Class A common stock.  Specifically, the issuance of a significant amount of additional Class A common stock will result in a decrease of the relative voting control of our Class A common stock issued and outstanding prior to the issuance of Class A common stock following the Reverse Stock Split.  Additionally, existing shareholders likely will experience increased dilution with decreases in market value of Class A common stock in relation to our issuances of shares following the Reverse Stock Split, which could have a material adverse impact on the value of their shares.

Principal Effects of the Reverse Stock Split

Corporate Matters. If approved and effected, the reverse stock split would have the following effects:

·
The ratio determined by the Board of Directors would determine the number of Old Shares owned by a stockholder that would be exchanged for one (1) New Share.  For example, if the Board chooses the ratio of 1-for-1,000, each 1,000 Old Shares would be exchanged for 1 New Share.  If the Board chooses the ratio of 1-for-2,500, each 2,500 Old Shares would be exchanged for 1 New Share.  If the Board chooses the ratio of 1-for-5,000, each 5,000 Old Shares would be exchanged for 1 New Share. If the Board chooses the ratio of 1-for-7,500, each 7,500 Old Shares would be exchanged for 1 New Share.

·	The number of shares of the Common Stock issued and outstanding will be reduced proportionately.

·
Proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of the Common Stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split.

·	The number of shares reserved for issuance under the Company's existing stock option plans and employee stock purchase plans will be reduced proportionately based on the reverse stock split ratio.

If approved and effected, the reverse stock split will be effected simultaneously for all of the Common Stock and the ratio will be the same for all of the Common Stock. The reverse stock split will affect all of the Company's stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of the Company's stockholders owning a fractional share.  As described below, stockholders holding fractional shares will be entitled to receive one (1) New Share as no fractional shares will be issued.

Fractional Shares. No scrip or fractional certificates will be issued in connection with the reverse stock split.  Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the number selected by the Board of Directors for the reverse stock split ratio (one-for-1,000, one-for,2,500, one-for-5,000, or one-for-7,500), will be entitled, upon surrender of certificates representing such shares, to receive one (1) New Share.

If approved and effected, the reverse stock split will result in some stockholders owning "odd lots" of less than 100 shares of Common Stock.  Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

Authorized Shares. Upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding would increase due to the reduction in the number of shares of the Common Stock issued and outstanding based on the reverse stock split ratio chosen by the Board of Directors.  As of September 10, 2008, the Company had 20,000,000,000 shares of Common Stock authorized and 13,066,384,976 shares of Common Stock issued and outstanding.  Authorized but unissued shares will be available for issuance, and the Company may issue such shares in financings or otherwise.  If the Company issues additional shares, the ownership interest of holders of the Common Stock will also be diluted.  Also, the issued shares may have rights, preferences or privileges senior to those of the Common Stock.

Accounting Matters. The reverse stock split will not affect the par value of the Common Stock.  As a result, as of the effective time of the reverse stock split, the stated capital on the Company's balance sheet attributable to the Common Stock will be reduced proportionately based on the reverse stock split ratio chosen by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  The per share net income or loss and net book value of the Common Stock will be restated because there will be fewer shares of the Common Stock outstanding.

Potential Anti-Takeover Effect.  Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another entity), the reverse stock split proposal is not being proposed as part of a plan of additional stock issuances.  Nevertheless, management could use the additional shares that will be available following the Reverse Stock Split to resist or frustrate a third-party transaction.

Series O Convertible Preferred Stock – Voting Rights on Reverse Stock Split

On May 19, 2008, the Company filed with the State of Delaware a Certificate of Designation and Series O 9% Convertible Stock Terms (the “Certificate of Designation”), which become a part of the Company’s Certificate of Incorporation, as amended.  The Certificate of Designation granted certain voting rights to the holders of the Series O Preferred Stock in connection with the proposed Reverse Stock Split.  The provisions of the Certificate of Designation relating to voting rights (the “Special Voting Rights”) provide as follows:

(i)          The holders of shares of Series O Preferred Stock shall be entitled to vote solely on the issues set forth below, and, except to the extent specifically provided herein, each holder shall be entitled to the number of votes equal to (i) the largest number of full shares of Common Stock into which all shares of Series O Preferred Stock held by such holder could be converted, pursuant to the conversion provisions of the Certificate of Designation, at the record date for the determination of the stockholders entitled to vote on such matter or, if no record date is established, at the date such vote is taken or any written consent of stockholders is first executed, multiplied (ii) by 5.

(ii)          The Special Voting Rights set forth above shall be granted to the holders of shares of Series O Preferred Stock only with respect to (a) an increase or decrease in the number of authorized shares (“Share Change”) and/or (b) any proposed reverse stock split of the Common Stock of the Company (the “Proposed Reverse Split”), with the ratio of the Proposed Reverse Split(s) to be determined by the Company in its sole discretion.

(iii)          The Holders of the Series O Preferred Stock shall be entitled to exercise the Special Voting Rights set forth above with respect to the Share Change and/or Proposed Reverse Split only:

(A)      Following a recommendation by the Company’s Board of Directors to its shareholders of the Share Change and/or Proposed Reverse Split; and
(B)      Following the filing by the Company with the United States Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement or Definitive Information Statement, or other such statement (the “Definitive Shareholder Statement”) filed with the SEC for the purpose, among others, of communicating with the Company’s shareholders relating to the Share Change and/or Proposed Reverse Split; and
(C)      Beginning on the tenth (10th) business day (excluding weekends and national holidays) preceding the date on which the shareholder meeting and vote are to be held (the “Voting Date”) or the date by which shareholder written consents are to be provided (the “Consent Date”), as applicable, and running through and including the Voting Date or the Consent Date, as applicable, such period being the “Special Voting Period.”

(iv)          Upon the ending of the Special Voting Period, the Special Voting Rights pertaining to the Series O Preferred Stock with respect to the Share Change and/or Proposed Reverse Split described in the applicable Definitive Shareholder Statement shall terminate.

(v)          Except as otherwise expressly provided in the Certificate of Designation or as required by law, the holders of Series O Preferred Stock exercising the Special Voting Rights with respect to the Share Change and/or Proposed Reverse Split shall vote together as a single class with the holders of the Company’s Common Stock on the Share Change and/or Proposed Reverse Split.

(vi)          Except as otherwise set forth above with respect to the Special Voting Rights and as otherwise required by law, the Series O Preferred Stock shall have no voting rights.

As of the Record Date, there were 632 shares of Series O Preferred Stock issued and outstanding.  In connection with the Special Voting Rights granted in the Series O Preferred Stock Certificate of Designation, each holder of shares of Series O Preferred Stock is entitled to the number of votes equal to (i) the largest number of full shares of Common Stock into which all shares of Series O Preferred Stock held by such holder could be converted, pursuant to the conversion provisions of the Certificate of Designation, at the record date for the determination of the stockholders entitled to vote on such matter or, if no record date is established, at the date such vote is taken or any written consent of stockholders is first executed, multiplied (ii) by 5.

The number of shares of common stock into which the Series O Preferred Stock could be converted is calculated by dividing the stated value of the Series O Preferred Stock ($1,000) by 80% of the average of the two lowest closing prices for the Company’s common stock for the 20 trading days preceding the Record Date (the “Conversion Price”).  On the Record Date, the Conversion Price for the Series O Preferred Stock was $0.0001.   As such, the total number of shares of Class A common stock into which the outstanding Series O Preferred Stock could have been converted on the Record Date was 7,900,000,000.  When multiplied by five (5), the holders of the outstanding shares of Series O Preferred Stock have, in the aggregate, 39,500,000,000 votes on the issue of the Reverse Stock Split.

Although we have no agreement with any of the holders of the Series O Preferred Stock, several have indicated their intent to vote in favor of the reverse stock split, which could increase the likelihood that there will be more votes in favor of the reverse stock split than against the reverse stock split.  As discussed elsewhere in this Proxy Statement, if the reverse split receives more votes in favor than votes against, the reverse stock split will be approved.

When the Definitive Proxy Statement has been filed with the Securities and Exchange Commission and mailed to the Company’s shareholders, the conditions set forth in the Certificate of Designation to entitle the holders of the Series O Preferred Stock will have been met: the Company’s Board of Directors has recommended the Reverse Stock Split to the Shareholders; and a Definitive Proxy Statement will have been filed.  The holders of the Series O Preferred Stock can exercise the Special Voting Rights beginning on November 18, 2008, ten business days before and including the date of the Annual Meeting, and running through the date of the Annual Meeting.

Although there are no arrangements or agreements between the Company and the holders of the Series O Preferred Stock, Management of the Company anticipates that the holders of the Series O Preferred Stock will vote in favor of the Reverse Stock Split, and that accordingly, the Reverse Stock Split will be approved.

Consent Required for Approval of the Reverse Stock Split

Delaware law and our Certificate of Incorporation,  as amended to date, require the receipt of  affirmative  consents to the proposal from the holders of at least a majority  of shares of  Company  common  stock  entitled  to vote on the  matter (including  shares of preferred  stock that vote with shares of our common stock on an "as  converted"  basis).  Shares of our Series O Convertible  Preferred Stock are entitled to vote on an as converted  basis,  at a ratio of five (5) per each share of Class A Common Stock into which the Series O Preferred Stock could be converted, on this  proposal.  Approval of this proposal will authorize the Board of Directors to choose the ratio (one-for-1,000, one-for-2,500, one-for-5,000, or 1-for-7,500) for a reverse stock split of our common stock.

The proposal to effectuate the Reverse Stock Split is a "non-discretionary" item, meaning that brokerage firms cannot vote shares in their discretion on your behalf if you have not given the broker instructions to vote your shares held in "street" name.  Abstentions will be counted as votes against this Proposal 3.  Broker non-votes will count in determining a quorum for purposes of conducting the Annual Meeting, but will not count for or against this Proposal 3.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates.

If the stockholders approve the Reverse Stock Split and the Board of Directors decides to implement the Reverse Stock Split, the Company will file an amendment to its Amended and Restated Certificate of Incorporation ("Amended Certificate") with the Secretary of State of the State of Delaware, not sooner than ten days and not later than twenty days following such approval by the Shareholders, to amend its existing Amended and Restated Certificate of Incorporation. The reverse stock split will become effective at the time specified in the Amended Certificate, which is referred to below as the "effective time." Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.  The text of the Amended Certificate to effect the reverse stock split, if implemented by the Board of Directors, would be in substantially the form attached hereto as Exhibit 1 (with the ratio chosen by the Board of Directors (one-for-1,000, one-for-2,500, one-for-5,000, or 1-for-7,500 shares)); provided, however, that the text of the form of Amended Certificate attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the reverse stock split, including the insertion of the effective time.

As soon as practicable after the effective time, stockholders will be notified that the reverse stock split has been effected.  The Company expects that its transfer agent, Continental Stock Transfer & Trust Company, will act as exchange agent for purposes of implementing the exchange of stock certificates.  Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders.  No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent.  Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares.  STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

No Appraisal or Dissenters' Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to appraisal or dissenters' rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

No gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor.  In general, stockholders who receive cash in exchange for their fractional share interests in the New Shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed.  The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

The Company's view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts.  ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

The Board of Directors recommends a vote "for" the proposed amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio of either one-for-1,000, one-for-2,500, one-for-5,000, or 1-for-7,500 shares, to be determined by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.

____________________________________________

INFORMATION ABOUT FONIX CORPORATION

The following table sets forth certain information concerning the executive officers and directors of Fonix as of June 30, 2008:

Name	Age	Position
Roger D. Dudley	56	Director, President, Chief Executive Officer,
		& Chief Financial Officer

Biographical information on Mr. Dudley appears above at page 2.

SIGNIFICANT EMPLOYEES AND CONSULTANTS

In addition to the officers and directors identified above, the Company expects the following individuals to make significant contributions to the Company's business during 2006.

D. LYNN SHEPHERD is vice president and general manager of embedded automotive and wireless and mobile applications and has been employed by the Company since 1997.  He was employed by Synergetics from 1992 to March 13, 1997.  Before his employment with Synergetics, he was employed with Mentorgraphics where he acted as a software systems architect in automatic semiconductor design.  Before Mentorgraphics, he worked on a contract basis with Signetics, Inc.  Mr. Shepherd graduated from Brigham Young University with a Bachelor of Science Degree in Electrical Engineering.  He also received a Masters of Business Administration from Brigham Young University.

R. BRIAN MONCUR is director of core technologies Implementation and has been with the Company since 1997.  He was previously employed by Synergetics, Inc., from 1992 to 1997. Before his employment with Synergetics, he was employed by Signetics, Inc. and Mentorgraphics, where he was a senior process engineer and software development engineer. Mr. Moncur graduated from Brigham Young University with a Bachelor of Science degree in chemical engineering.

None of the executive officers or directors of the Company is related to any other officer or director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans from Senior Management to Company

During 2002, two executive officers of the Company (the “Lenders”) sold shares of the Company’s Class A common stock owned by them and advanced the resulting proceeds amounting to $333,000 to the Company under the terms of a revolving line of credit and related promissory note.  The funds were advanced for use in Company operations.  The advances bear interest at 12 percent per annum, which interest is payable on a semi-annual basis.  The entire principal, along with unpaid accrued interest and any other unpaid charges or related fees, were originally due and payable on June 10, 2003.  The Company and the Lenders have agreed to postpone the maturity date on several occasions.  The note was due September 30, 2006, and no default had been declared.  As of the date of this report, the Company had not made payment against the outstanding balance due on the note.  All or part of the outstanding balance and unpaid interest may be converted at the option of the Lenders into shares of Class A common stock of the Company at any time.  The conversion price was the average closing bid price of the shares at the time of the advances.  To the extent the market price of the Company’s shares is below the conversion price at the time of conversion, the Lenders are entitled to receive additional shares equal to the gross dollar value received from the original sale of the shares.  A beneficial conversion option of $15,000 was recorded as interest expense in connection with this transaction.  The Lenders may also receive additional compensation as determined appropriate by the Board of Directors.

In October 2002, the Lenders pledged 30,866 shares of the Company's Class A common stock to the Equity Line Investor in connection with an advance of $183,000 to us under the Third Equity Line (see Note 12 to Consolidated Financial Statements).  The Equity Line Investor subsequently sold the pledged shares and applied $82,000 of the proceeds as a reduction of the advance.  The value of the pledged shares of $82,000 was treated as an additional advance from the Lenders.

During the fourth quarter of 2003, the Company made a principal payment of $26,000 against the outstanding balance of the promissory note.  During 2004, the Company entered into an agreement with the holders of the promissory note to increase the balance of the note payable by $300,000 in exchange for a release of the $1,443,000 of accrued liabilities related to prior indemnity agreements between us and the note holders.  The Company classified the release of $1,143,000 as a capital contribution in the Consolidated Financial Statements during the fourth quarter of 2004.  The Company made principal payments against the note of $253,000 during the year ended December 31, 2004.

During the year ended December 31, 2005, the Company received an additional advance of $50,000 against the promissory note.  The balance due at December 31, 2005 was $486,000.  During the year ended December 31, 2006, the Company received additional advances and other consideration from the Lenders in the aggregate amount of $419,000 and made principal payments to the Lenders against the note of $105,000.  During the year ended December 31, 2007, the Company received additional advances of $102,000.  During the quarter ended March 31, 2008, the Company received additional advances of $59,000.  The balance due at August 14, 2008, was $961,000.

The balance due of $961,000 is secured by the Company’s intellectual property rights and common stock of Fonix Speech.  As of August 14, 2008, the Lenders had not converted any of the outstanding balance into common stock.  However, as of August 14, 2008, the Lenders converted $93,000 of accrued interest into 554,099,915 shares of common stock for the benefit of one of the Lenders, Thomas A. Murdock, a former officer

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms which they file.  Based solely on its review of the copies of such forms furnished to us during the fiscal year ended December 31, 2007, we are aware of the following untimely filings:

Messrs. Murdock and Dudley filed late Forms 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 14, 2008, the number of shares of Common Stock of Fonix beneficially owned by all persons known to be holders of more than five percent of our Common Stock and by the executive officers and directors of Fonix individually and as a group. Unless indicated otherwise, the address of the stockholder is our principal executive offices, 387 South 520 West, Suite 110, Lindon, Utah, 84042.

Name and Address of 5% Beneficial Owners, Executive Officers, and Directors	Number of Shares Beneficially Owned	Percent of Class (1)
Roger D. Dudley Chairman, President, Chief Executive Officer, Chief Financial Officer	5,384,327,571 (2)	31.74%
Thomas A. Murdock Former Chairman of the Board & Former Chief Executive Officer	1,636,170,071 (3)	12.38%
All Officers and Directors as a Group (1 person)	7,020,497,642	37.74%

* Less than 1 percent.

(1)   Percentages rounded to nearest 1/100th of one percent. Except as indicated in the footnotes below, each of the persons listed exercises sole voting and investment power over the shares of Common Stock listed for each such person in the table.

(2)   Includes 40,000 shares of Common Stock deposited in a voting trust (the “Voting Trust”) as to which Mr. Dudley is the sole trustee and 3,641,923,077 shares of Common Stock issuable as of March 31, 2008, into the Voting Trust under a convertible promissory note (the “Convertible Note”) held by Mr. Murdock and Mr. Dudley.  Persons who have deposited their shares of Common Stock into the Voting Trust have dividend and liquidation rights (“Economic Rights”) in proportion to the number of shares of Common Stock they have deposited in the Voting Trust, but have no voting rights with respect to such shares.  All voting rights associated with the shares deposited into the Voting Trust are exercisable solely and exclusively by the Trustee of the Voting Trust.  The voting trust expires, unless extended according to its terms, upon the earlier to occur of (i)(a) the sale of all of the shares of common stock of the Company issued and issuable to the Shareholders upon conversion of the entire unpaid of the Note in accordance with the terms and conditions of the Note and the LOC Agreement; and (b) sale or distribution of the Shares Certificates to the Shareholders; or (ii)(a)the payment in full of the Note in accordance with the terms and conditions of the Note and the LOC Agreement; and (b) sale or distribution of the Shares Certificates to the Shareholders.  Although as the sole trustee of the Voting Trust Mr. Dudley exercises the voting rights of all of the shares deposited into the Voting Trust, and accordingly has listed all shares in the table above, he has no economic or pecuniary interest in any of the shares deposited into the Voting Trust except for 2,453,958,333 shares issuable as of March 31, 2008, under the Convertible Note as to which he will directly own Economic Rights when issued.  Also, (iv) includes 71 shares owned directly by Mr. Dudley, (v) options to purchase 101,250 shares of the Company’s Common Stock, and (vi) 20,000 shares held in the Voting Trust.  Mr. Murdock resigned as the Company’s Chairman and Chief Executive Officer on March 5, 2008.

(3)   Includes (i) 1,123,339,744 common Stock issuable as of March 31, 2008, under the Convertible Note which will be deposited into the Voting Trust when issued, (ii) 71 shares owned directly by Mr. Murdock, and (iii) 40,000 shares held in the Voting Trust.

Report of Audit Committee

[The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Fonix specifically incorporates this information by reference, and shall not otherwise be deemed filed under those acts.]

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. However, the directors who serve on the Audit Committee are not independent for purposes of the Rule 4200(A)(15) of The National Association of Securities Dealers' listing standards, and do not meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act.

The Audit Committee operates under a written charter adopted by the Board of Directors.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2007.

We have discussed with the independent public accountants of the Company, Hansen, Barnett & Maxwell, P.C. ("HBM"), the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, which includes a review of the findings of the independent accountants during its examination of the Company's financial statements.

We have received and reviewed written disclosures and the letter from HBM, required by Independence Standard No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board, and we have discussed with HBM their independence under such standards. We have concluded that the independent public accountants are independent from the Company and its management.

Based on our review and discussions referred to above, we have recommended to the Board of Directors (and the Board has approved our recommendation) that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Respectfully submitted to the Board of Directors on March 24, 2008,

                      Audit Committee
                      Roger D. Dudley (Chairman)

The Audit Committee Charter of Fonix Corporation was included as Appendix A to the Company’s Proxy Statement for the 2003 Annual Meeting of Shareholders.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

Our board of directors took action at 3 duly noticed meetings of the board during 2007.  Each director attended (in person or telephonically) all of the meetings of Fonix’s board of directors.  During 2007, our board of directors had the following committees: Audit Committee, comprised of Messrs.  Dudley (chairman) and Maasberg; and Compensation Committee, comprised of Messrs.  Murdock (chairman) and Maasberg.  These standing committees conducted meetings in conjunction with meetings of the full board of directors.

On March 5, 2008, Messrs. Murdock and Maasberg resigned as directors of the Company.  Because Mr. Dudley is the sole remaining director, as of the date of this Report the Company had no board committees.

Compensation of Directors

Prior to April 1996, our directors received no compensation for their service.  We historically have reimbursed our directors for actual expenses incurred in traveling to and participating in directors’ meetings, and we intend to continue that policy for the foreseeable future.  On March 30, 1996, our board of directors adopted, and our shareholders subsequently approved, our 1996 Directors’ Stock Option Plan (the “Directors’ Plan”).  Under the Directors’ Plan, members of the Board as constituted on the date of adoption received options to purchase 5,000 shares of our Class A common stock for each year (or any portion thereof consisting of at least six months) during which such persons had served on the board for each of fiscal years 1994 and 1995 and were granted 5,000 shares for each of fiscal years 1996 through 2002, which options vested after completion of at least six months’ service on the board during those fiscal years.  These options have terms of ten years.  No options were granted to our directors under the Directors’ Plan during 2007.  Similar grants have been made to our under our 1998 Stock Option Plan, as set forth elsewhere in this report.

Directors who are executive officers are also entitled to participate under the 2002 Employee Compensation Plan, described elsewhere in this Proxy Statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following is a discussion of the Company’s program for compensation of its named executive officers and directors.  During 2007, the compensation committee of the Board of Directors was responsible for determining the Company’s compensation program.  On March 5, 2008 Messrs. Murdock and Maasberg resigned as directors of the Company, and as such, Mr. Dudley, as the sole director as of the date of this Report was responsible for the Company’s compensation program.

Compensation Program Objectives

The Company’s compensation program is designed to encompass several factors in determining the compensation of the Company’s named executive officers. The following are the main objectives of the compensation program for the Company’s named executive officers:

   -           Retain qualified officers.
-
Provide overall corporate direction for the officers and also to provide direction that is specific to officer’s respective areas of authority. The level of compensation amongst the officer group, in relation to one another, is also considered in order to maintain a high level of satisfaction within the leadership group. We consider the relationship that the officers maintain to be one of the most important elements of the leadership group.

   -           Provide a performance incentive for the officers.

The Company’s compensation program is designed to reward the officers in the following areas:

   -           Achievement of specific goals;
   -           Professional education and development;
   -           Creativity in the form of innovative ideas and analysis for new programs and projects;
   -           New program implementation;
   -           Attainment of company goals, budgets, and objectives;
   -           Results oriented determination and organization;
   -           Positive and supportive direction for company personnel; and
   -           Community involvement.

As of the date of the Company’s Annual Report, there were three principal elements of named executive officer compensation. The Compensation Committee determines the portion of compensation allocated to each element for each individual named executive officer. The discussions of compensation practices and policies are of historical practices and policies. Our Compensation Committee is expected to continue these policies and practices, but will reevaluate the practices and policies as it considers advisable.

The elements of the compensation program include:

-	Base salary;
-	Stock options and stock awards;
-	Employee benefits in the form of:
-	Health and dental insurance;
-	Auto reimbursement; and
-	Other de minimis benefits.

Base salary

Base salary is intended to provide competitive compensation for job performance and to attract and retain qualified named executive officers. The base salary level is determined by considering several factors inherent in the market place such as: the size of the company; the prevailing salary levels for the particular office or position; prevailing salary levels in a given geographic locale; and the qualifications and experience of the named executive officer.

Stock options and stock awards

Stock ownership is provided to enable named executive officers and directors to participate in the success of the Company. The direct or potential ownership of stock will also provide the incentive to expand the involvement of the named executive officer to include, and therefore be mindful of, the perspective of stockholders of the Company.

Employee benefits

Several of the employee benefits for the named executive officers are selected to provide security for the named executive officers. Most notably, health insurance coverage is intended to provide a level of protection to that will enable the named executive officers to function without having the distraction of having to manage undue risk. The health insurance also provides access to preventative medical care which will help the named executive officers function at a high energy level, to manage job related stress, and contribute to the overall well being of the named executive officers, all of which contribute to an enhanced job performance.

Other de minimis benefits

Other de minimis employee benefits such as cell phones and auto usage reimbursements are directly related to job functions but contain a personal use element which is considered to be a goodwill gesture that contributes to enhanced job performance.

As discussed above, the Compensation Committee determines the portion of compensation allocated to each element for each individual named executive officer. As a general rule, base salary is competitively based while giving consideration to employee retention, qualifications, performance, and general market conditions. Typically, stock options are based on the current market value of the option and how that will contribute to the overall compensation of the named executive officer. Consideration is also given to the fact that the option has the potential for an appreciated future value. As such this future value may in fact be the most significant factor of the option, but it is also more difficult to quantify as a benefit to the named executive officer.

Accordingly, in determining the compensation program for the Company, as well as setting the compensation for each named executive officer, the Compensation Committee of the Board of Directors attempts to attract the interest of the named executive officer within in the constraints of a compensation package that is fair and equitable to all parties involved.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Grants ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total ($)
Thomas A. Murdock Chief Executive Officer & President (2)	2007	$ 309,400 (1)	--	--	--	--	--	$ 10,210 (3)	$ 319,610
Roger D. Dudley Executive vice President & Chief Financial Officer (2)	2007	$ 309,400 (1)	--	--	--	--	--	$ 5,283 (3)	$ 314,683
William A. Maasberg, Jr. Chief Operating Officer (4)	2007	$ 61,129	--	--	--	--	--	--	$61,129

(1)	Due to cash flow difficulties, Messrs. Murdock and Dudley were not paid their full contracted rate of $309,400 for 2006, but were paid $97,465 and $107,198 respectively.

(2)
We have an executive employment agreement Mr.Dudley.  The expiration date is December 31, 2010.  The material terms of the executive employment agreement with Mr. Dudley are as follows: the annual base salary is $309,400 and may be adjusted upward in future years as deemed appropriate by the board of directors.

Mr. Dudley also is entitled to customary insurance benefits, office and support staff and an automobile allowance.  In addition, if Mr. Dudley is terminated without cause during the contract term, then all salary then and thereafter due and owing under the executive employment agreement shall, at the executive’s option, be immediately paid in a lump sum payment to the executive officer, and all stock options, warrants and other similar rights granted by us and then vested or earned shall be immediately granted to the executive officer without restriction or limitation of any kind.

The executive employment agreement contains a non-disclosure, confidentiality, non-solicitation and non-competition clause.  Under the terms of the non-competition clause, Mr. Dudley has agreed that for a period of one year after termination of his employment with us the executive will not engage in any capacity in a business which competes with or may compete with Fonix.

During 2007, the Company had an executive employment agreement with Mr. Murdock on terms that were identical to those in Mr. Dudley’s employment agreement.  However, as noted above, Mr. Murdock resigned form the Company on March 5, 2008.

(3)	These amounts relate to expenses paid by the Company for the use of automobiles for the named executive officers.

(4)	As noted above, Mr. Maasberg resigned as a director on March 5, 2008, and as Chief Operating Officer on March 31, 2008

GRANTS OF PLAN-BASED AWARDS
For Fiscal Year Ended December 31, 2007

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price or Base Price of Option Awards ($/Sh)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Thomas A. Murdock	N/A	--	--	--	--	--	--	--	--	--
Roger D. Dudley	N/A	--	--	--	--	--	--	--	--	--
William A. Maasberg, Jr.	N/A	--	--	--	--	--	--	--	--	--
For the year ended December 31, 2007, there were no grants of plan based awards.

OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Thomas A. Murdock	101,250	--	--	$0.04	2010	--	$19	--	--
Roger D. Dudley	101,250	--	--	$0.04	2010	--	$19	--	--
William A. Maasberg, Jr.	27,500	--	--	$0.04	2010	--	$5	--	--

This table lists the securities underlying unexercised options as of December 31, 2007, and related information.

OPTION EXERCISES AND STOCK VESTED
For Fiscal Year Ended December 31, 2007

	Option Awards		Stock Awards
Name of Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas A.. Murdock	--	--	--	--
Roger D. Dudley	--	--	--	--
William A. Maasberg, Jr.	--	--	--	--

For the year ended December 31, 2007, there were no option exercises.

PENSION BENEFITS
For Fiscal Year Ended December 31, 2007

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Thomas A. Murdock	N/A	--	--	--
Roger D. Dudley	N/A	--	--	--
William A. Maasberg, Jr.	N/A	--	--	--

For the year ended December 31, 2007, there were no pension benefits paid.  We do not currently have a pension plan.

NONQUALIFIED DEFERRED COMPENSATION
For Fiscal Year Ended December 31, 2007

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Thomas A. Murdock	--	--	--	--	--
Roger D. Dudley	--	--	--	--	--
William A. Maasberg, Jr.	--	--	--	--	--

For the year ended December 31, 2007, there was no non-qualified compensation.

DIRECTOR COMPENSATION
For Fiscal Year Ended December 31, 2007

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas A. Murdock	--	--	--	--	--	--	--
Roger D. Dudley	--	--	--	--	--	--	--
William A. Maasberg, Jr.	--	--	--	--	--	--	--

For the year ended December 31, 2007, no compensation was paid to the directors for their service as directors.

Compensation Committee Report on Executive Compensation

[The following Executive Compensation Report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Fonix specifically incorporates this information by reference, and shall not otherwise be deemed filed under those acts.]

Fonix Corporation’s Compensation Committee has reviewed and discussed the above “Compensation Discussion and Analysis” with management and, based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.

Respectfully submitted,

Compensation Committee:
Roger D. Dudley

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting.  If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company.  In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof.  The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material.  The cost of this solicitation of proxies will be borne by the Company.

_______________________________________________________

ANNUAL REPORT

Copies of the Company's Amended Annual Report on Form 10-K (including financial statements and financial statement schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to the Company - Attention: Roger D. Dudley, 387 South 520 West, Suite 110, Lindon, Utah, 84042.  A request for a copy of the Company's Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on October 10, 2008.  Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

A Copy of the Company's 2007 Annual Report to Shareholders is being provided with this Proxy Statement upon request, but is not deemed a part of the proxy soliciting material.
____________________________________________________

SHAREHOLDER PROPOSALS

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2008 Annual Meeting of Shareholders must have been received by the Company by December 31, 2007.  No valid proposals were received from eligible shareholders.

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2009 Annual Meeting of Shareholders must have been received by the Company by December 31, 2008.  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.  The Company suggests that any such request be submitted by certified mail, return receipt requested.  The Board of Directors will review any proposal which is received by December 31, 2008, and determine whether it is a proper proposal to present to the 2009 Annual Meeting.

________________________________________________________

The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement.  If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States.  A prompt return of your Proxy will be appreciated.

By Order of the Board of Directors

/s/ Roger D. Dudley
Roger D. Dudley
Chairman of the Board and Chief Executive Officer
Salt Lake City, Utah
October 16, 2008

APPENDICES

1.	PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

2.	FORM OF PROXY

3.	FORM OF NOTICE

APPENDIX 1 - PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

The text of the amendment to the Corporation's Certificate of Incorporation is as follows:

A new Article Fifth shall be inserted in place of the Current Article Fifth of the Certificate of Incorporation of the Corporation (as previously restated and amended), such new Article Fifth to read as follows:

ARTICLE FIFTH
CLASS A COMMON STOCK REVERSE SPLIT

At the time at which this Amended and Restated Certificate of Incorporation (the "Amended Certificate") becomes effective (the "Effective Date"), each ________________ (___) [1,000, 2,500, 5,000, or 7,500] shares of authorized Class A Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Date shall automatically be reclassified and converted into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock of the Corporation, par value $0.0001 (a "New Share").  Each holder of record of shares of Class A Common Stock so reclassified and converted shall on the Effective Date automatically become the record owner of the number of New Shares as shall result from such reclassification and conversion.  Each such record holder shall be entitled to receive, upon the surrender of the certificate or certificates representing the shares of Common Stock so reclassified and converted at the office of the transfer agent of the Corporation in such form and accompanied by such documents, if any, as may be prescribed by the transfer agent of the Corporation, a new certificate or certificates representing the number of New Shares of which he, she, or it is the record owner after giving effect to the provisions of this Article Fifth.  The Corporation shall not issue fractional New Shares.  Stockholders who immediately prior to the Effective Date own a number of shares of Class A Common Stock of the Company which is not evenly divisible by the reverse split ratio shall, with respect to the fractional interest, be issued a number of New Shares of the Company rounded to the nearest whole number.

APPENDIX 2 - FORM OF PROXY
FONIX CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger D. Dudley Proxy, with full power of substitution, and hereby authorizes him to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned at the Annual Meeting of Shareholders to be held at the Hilton Hotel, 255 South West Temple, Saloon 3 Salt Lake City, UT 84101, on Tuesday, December 2, 2008 at 10:00 a.m., M.S.T., or at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES.
1.	Election of Directors.
FOR	WITHHOLD AS TO ALL	FOR ALL EXCEPT
/ /	/ /	/ /
(INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

Roger D. Dudley

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.
2.	To approve the Board of Directors' selection of Hansen, Barnett & Maxwell as the Company's independent public accountant for the fiscal year ending December 31, 2008.
FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3.
3.
To consider and act upon a proposed amendment to the Company's certificate of incorporation to effect a reverse stock split of the Company's Class A common stock at any one of the following ratios: 1-for-1,000, 1-for-2,500, 1-for-5,000, or 1-for-7,500.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

4.	In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, AND IN THE PROXY’S DISCRETION FOR PROPOSAL 4.

Please sign and date this proxy where shown below and return it promptly:

Date: _____________ , 200__

Signed: ____________________________________       ________________________________________

PLEASE SIGN ABOVE EXACTLY AS THE SHARES ARE ISSUED.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Appendix 3

FONIX CORPORATION

IMPORTANT NOTICE

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

B1FNX

Shareholder Meeting to be held on 12/02/08

Proxy Materials Available

- Notice and Proxy
- Statement

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will
NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	12/02/08
Meeting Time:	10:00 a.m. MST
For holders as of:	10/10/08

Meeting Location:

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at

www.proxyvote.com or request a paper copy of the materials. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote *now* by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

B1FNX